                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Names of the Reporting Persons:         o  Coliseum Capital Management, LLC, a
                                           Delaware limited liability company
                                           ("CCM");

                                        o  Coliseum Capital, LLC, a Delaware
                                           limited liability company ("CC");

                                        o  Coliseum Capital Partners, L.P., a
                                           Delaware limited partnership ("CCP");

                                        o  Adam Gray; and

                                        o  Christopher Shackelton, a member
                                           of the board of directors of Advanced
                                           Emissions Solutions, Inc.

Address for each of the Reporting       Metro Center, 1 Station Place,
Persons:                                7th Floor South, Stamford, CT 06902

Date of Event Requiring Statement:      July 23, 2014

Designated Filer for each of the        Coliseum Capital Management, LLC
Reporting Persons:

Issuer & Ticker Symbol for each of the  Advanced Emissions Solutions, Inc.; ADES
Reporting Persons:

Title of Non-Derivative Security for    Common Stock $0.001 par value (the
each of the Reporting Persons:          "Stock")

Non-Derivative Securities Beneficially  The Reporting Persons beneficially own
Owned:                                  the following Stock:

                                        Amount of     Ownership    Nature of
                                        Securities    Form: Direct Indirect
                                        Beneficially  (D)or        Beneficial
                                        Owned         Indirect(I)  Ownership
                                        ----------------------------------------
                                        1,718,334(1)  I            See
                                                                   Footnote(1)
                                        ----------------------------------------

--------------------
1 These securities are held directly by (a) CCP, an investment limited partnership of which CC, is general partner and for which CCM, serves as investment adviser, (b) CCP2 (together with CCP, the "Funds"), an investment limited partnership of which CC is general partner and for which CCM serves as investment adviser, and (c) Blackwell Partners, LLC ("Blackwell"), a separate account investment advisory client of CCM. Christopher Shackelton and Adam Gray are managers of and have an ownership interest in each of CCM and CC and may be deemed to have an indirect pecuniary interest in the shares held by the Funds and Blackwell due to CCM's right to receive performance-related fees from
Blackwell and CC's right to receive performance-related fees from the Funds.
Each of Christopher Shackelton, Adam Gray, Blackwell, CCP, CCP2, CC and CCM
disclaims beneficial ownership of these securities except to the extent of that person's pecuniary interest therein.

Christopher Shackelton              /s/ Christopher Shackelton    July 30, 2014
                                    ---------------------------- ---------------
                                    **Signature of Reporting          Date
                                    Person

Coliseum Capital Management, LLC    /s/ Christopher Shackelton
                                    Manager                       July 30, 2014
                                    ---------------------------- ---------------
                                    **Signature of Reporting          Date
                                    Person

Coliseum Capital, LLC               /s/ Christopher Shackelton,
                                    Manager                       July 30, 2014
                                    ---------------------------- ---------------
                                    **Signature of Reporting          Date
                                    Person

Coliseum Capital Partners, L.P.     /s/ Christopher Shackelton,
By: Coliseum Capital, LLC,          Manager                       July 30, 2014
General Partner                     ---------------------------- ---------------
                                    **Signature of Reporting          Date
                                    Person

Adam Gray                           /s/ Adam Gray                 July 30, 2014
                                    ---------------------------- ---------------
                                    **Signature of Reporting          Date

**   Intentional misstatements or omissions of facts constitute Federal Criminal
     Violations.
     See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).